SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                             Current Report Pursuant
                            to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                          Date of Report: April 1, 1997
                          -----------------------------

                               VIDEO UPDATE, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                  0-24346                         41-1461110
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         (Commission File Number)     (I.R.S. Employer Identification No.)


   3100 World Trade Center, 30 East Seventh Street, St. Paul, Minnesota 55101
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               (Address of Principal Executive Offices) (Zip Code)

                                 (612) 222-0006
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)






                                TABLE OF CONTENTS

                                    FORM 8-K

                                  April 1, 1997



Item                                                                        Page
----                                                                        ----

Item 2.      Acquisition or Disposition of Assets

             Purchase Agreement by and among Video Update
             Canada Inc., Hill and Cassidy Retail Corp., Byron Hill,
             Patricia Hill and Mel Cassidy                                    1

Item 7.      Financial Statements and Exhibits                                1

Item 9.      Sales of Equity Securities Pursuant to Regulation S              2

Signature                                                                     3

Exhibits                                                                    E-1


                                       -i-





ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS

         Effective April 1, 1997, Video Update, Inc. ("Video Update"), through its wholly owned Canadian subsidiary, Video Update Canada Inc. (the "Company"), entered into a Purchase Agreement (the "Agreement") with Hill and Cassidy Retail Corp., a British Columbia corporation ("HCRC"), and Byron Hill, Patricia Hill and Mel Cassidy, the stockholders (the "Stockholders") of HCRC, which operated 27 video rental stores in Canada under the name "Superior Video." Under the Agreement, the Company agreed to pay HCRC and the Stockholders $12,500,000
(Cdn.)($9,027,500(U.S.)) in cash and to issue 50,000 shares of Video Update's Class A Common Stock, $.01 par value per share, in exchange for substantially all of the assets of the Superior Video business (the "Acquisition"). The Agreement is intended to be effective as of April 1, 1997, however, it is being held in escrow with a closing under the Agreement subject to and pending receipt of approval of the Acquisition from Industry Canada (formerly known as Investment Canada) (the "Approval"). The closing under the Agreement is expected to occur after receipt of the Approval, of which no assurance can be given. The amount of consideration exchanged was determined by negotiations between the Stockholders and Video Update. The cash portion of the purchase price was financed by funds from Video Update's bank line of credit with various financial institutions as lenders, of which Bank of America, Illinois is the U.S. agent and Bank of America, Canada is the Canadian agent. The Company intends to continue to use substantially all of the acquired assets for the purpose of operating the 27 video rental stores. No material relationship existed between the parties prior to the transaction.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         a.       Financial statements of businesses acquired.

         It is impracticable to provide the required financial statements at this time. Video Update intends to file the required financial statements as soon as practicable, but in no event later than sixty (60) days after the date that this report must be filed.

         b.       Pro forma financial information.

         It is impracticable to provide the required pro forma financial information at this time. Video Update intends to file the required pro forma financial information as soon as practicable, but in no event later than sixty
(60) days after the date that this report must be filed.

         c.       Exhibits.  The following exhibits are filed with this report.

                  Exhibit
                    No.                               Title
                    ---                               -----

                    2 Purchase Agreement by and among Video Update Canada Inc., Hill and Cassidy Retail Corp., Byron Hill, Patricia Hill and Mel Cassidy, dated as of April 1, 1997.

                    99      Press Release.

ITEM 9.           SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

         a. Securities sold. Video Update issued Fifty Thousand (50,000) shares of its Class A Common Stock, $ .01 par value per share (the "Shares"), into escrow as of April 1, 1997.

         b. Underwriters and other purchasers. No underwriters were involved in the transaction. The Shares were issued into escrow for the benefit of HCRC.

         c. Consideration.  The Shares were issued as partial  consideration for
the  Acquisition.   The  additional   consideration   for  the  Acquisition  was
$12,500,000 (Cdn.)($9,027,500(U.S.)).

         d. Exemption from registration claimed. Video Update believes that an exemption from registration of the Shares is available under Rule 903(c)(2) of Regulation S promulgated under the Securities Act of 1933, as amended, because of the following: (i) the offer and sale of the Shares were made in an "Offshore Transaction," as defined in Rule 902(i), (ii) no "Directed Selling Efforts," as defined in Rule 902(b), were made in the United States by Video Update or any of its affiliates or representatives, (iii) Video Update is a "Reporting Issuer," as defined in Rule 902(l), and (iv) "Offering Restrictions," as defined in Rule 902(h), have been implemented.

         e.       Terms of conversion or exercise.  Not applicable.

         Matters discussed in this report contain forward-looking statements that involve risks and uncertainties. Video Update's results may differ significantly from the results indicated by such forward-looking statements. No assurances can be given that the above described Acquisition will be completed, or that the Approval will be granted, on a timely basis, if at all. These and other acquisition related risks are detailed from time to time in Video Update's SEC filings, including its Form 10-KSB Annual Report, Form S-3 Registration Statement and Form 10-QSB Quarterly Report for the quarter ended January 31, 1997.

                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Video Update, Inc.



Dated:  April 7, 1997                       By:/s/ Daniel A. Potter
                                               --------------------
                                                Daniel A. Potter
                                                Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit
  No.                                       Title
  ---                                       -----

   2 Purchase Agreement by and among Video Update Canada Inc., Hill and Cassidy Retail Corp., Byron Hill, Patricia Hill and Mel Cassidy, dated as of April 1, 1997.

   99             Press Release.



                                       E-1